POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS




I, Robert L. Clarke, hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                      /s/ Robert L. Clarke
                                                      --------------------------
                                                      Robert L. Clarke, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS



I, David A. Diamond, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective March 15, 2006 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                           /s/ David A. Diamond
                                           -----------------------------------
                                           David A. Diamond
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS



I, W. Gary Gates, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective March 9, 2007 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                         /s/ W. Gary Gates
                                                         -----------------------
                                                         W. Gary Gates, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS




I, Jeffrey M. Heller, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective January 1, 2001 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                     /s/ Jeffrey M. Heller
                                                     ---------------------------
                                                     Jeffrey M. Heller, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS




I, Derek R. McClain, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective December 14, 2007 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                      /s/ Derek R. McClain
                                                      --------------------------
                                                      Derek R. McClain, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS



I, James G. McFarlane, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective June 1, 2003 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                    /s/ James G. McFarlane
                                                    ----------------------------
                                                    James G. McFarlane, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS




I, Richard W. Mies, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective January 1, 2002 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                       /s/ Richard W. Mies
                                                       -------------------------
                                                       Richard W. Mies, Director

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


I, Daniel P. Neary, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective January 1, 2005 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                       /s/ Daniel P. Neary
                                                       -------------------------
                                                       Daniel P. Neary
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                POWER OF ATTORNEY


                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS



I, Anthony J. Principi, hereby revoke the Power of Attorney With Respect To United of Omaha Life Insurance Company Variable Annuity and Variable Life Insurance Products dated effective May 18, 2005 in which I appointed Thomas J. McCusker as my attorney-in-fact. I hereby constitute and appoint Michael E. Huss and any such person(s) as Michael E. Huss may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as my attorney-in-fact, each with the power of substitution, for me in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 6, 2009 and remains in effect until revoked or revised.



                                                   /s/ Anthony J. Principi
                                                   -----------------------------
                                                   Anthony J. Principi, Director